UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2017

BANC OF CALIFORNIA, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3 MacArthur Place, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 361-2262

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2017, at the conclusion of the Annual Meeting of Stockholders (the “2017 Annual Meeting”) of Banc of California, Inc., a Maryland corporation (the “Company”), the previously reported appointments of Douglas H. Bowers, Mary A. Curran and Bonnie G. Hill as directors of the Company became effective and the previously reported resignation of Eric L. Holoman as a director of the Company became effective. Mr. Bowers was appointed as a member of the Joint ALCO Committee, Joint Credit Committee and Joint Enterprise Risk Committee of the Boards of Directors of the Company and Banc of California, N.A., a wholly owned subsidiary of the Company, Ms. Curran was appointed as a member of the Boards’ Joint Credit Committee and Joint Enterprise Risk Committee and Dr. Hill was appointed as a member of the Boards’ Joint Compensation Committee and Joint Nominating and Corporate Governance Committee. The remaining information required by Item 5.02 of Form 8-K with respect to the appointments of Mr. Bowers, Ms. Curran and Dr. Hill as directors of the Company is incorporated herein by reference from the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 27, 2017 (in the case of Mr. Bowers) and April 4, 2017 (in the case of Ms. Curran and Dr. Hill).

Item 5.03
Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted under Item 5.07 of this Form 8-K, at the 2017 Annual Meeting, the Company’s stockholders approved amendments to the Company’s charter to: (i) declassify the Company’s Board of Directors and provide for the annual election of all directors (the “Board Declassification Charter Amendment”); (ii) allow for removal of directors with or without cause by majority vote of the stockholders (the “Director Removal Charter Amendment”); (iii) authorize amendment of the Company’s bylaws by majority vote of the stockholders, provided that a two-thirds vote (which is a reduced supermajority requirement) would be required to amend the bylaw provision regarding the calling of special meetings of stockholders (the “Bylaw Amendment Vote Requirement Reduction Charter Amendment”); and (iv) remove all supermajority stockholder voting requirements to amend certain provisions of the Company’s charter (the “Charter Amendment Vote Requirement Reduction Charter Amendment” and together with the Board Declassification Charter Amendment, Director Removal Charter Amendment and Bylaw Amendment Vote Requirement Reduction Charter Amendment, the “Charter Amendments”).

Additional information regarding the Charter Amendments is contained in the Company’s definitive proxy statement for the 2017 Annual Meeting (the “Proxy Statement”), filed with the Securities and Exchange Commission on April 28, 2017, under the heading “Corporate Governance Proposals Overview (Proposals III, IV, V and VI)” and is incorporated herein by reference. As indicated in the Proxy Statement, with respect to the Board Declassification Charter Amendment, the Company’s directors will be elected to one-year terms starting with the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”), but the existing terms of directors elected prior to the 2018 Annual Meeting will not be shortened. Accordingly, directors previously elected to three-year terms, including those directors elected at the 2017 Annual Meeting (whose terms will expire at the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”)) will continue to serve until the end of their terms. Beginning with the 2020 Annual Meeting, the entire Board of Directors of the Company will be elected annually.

The Charter Amendments became effective upon the filing by the Company of articles of amendment to the Company’s charter with the Maryland Department of Assessments and Taxation on June 12, 2017. Copies of the articles of amendment are attached hereto as Exhibits 3.1 to 3.4 and are incorporated herein by reference. Concurrent with the effectiveness of the Board Declassification Charter Amendment, an amendment to the Company’s bylaws (the “Bylaw Amendment”) approved by the Company’s Board of Directors making corresponding changes to Sections 2.01 and 2.02 of the Company’s bylaws became effective. A copy of the Bylaw Amendment is attached hereto as Exhibit 3.5 and is incorporated herein by reference.

Item 5.07
Submission of Matters to a Vote of Security Holders.

As noted above, on June 9, 2017, the Company held its 2017 Annual Meeting. As of April 13, 2017, the voting record date for the 2017 Annual Meeting, there were 52,482,585 shares of the Company’s voting common stock outstanding. The results of the items voted on at the 2017 Annual Meeting are as follows:

Proposal I
Election of the two Class II director nominees, each for a term of three years:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Halle J. Benett	40,486,750	2,013,271	202,798	5,767,921
Robert D. Sznewajs	40,926,486	1,577,373	198,960	5,767,921

In an uncontested election, which this election was, the Company’s directors are elected by a majority of the votes cast. Accordingly, each of the nominees named above was elected.

Proposal II
Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,889,945	491,968	88,827	0

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

Proposal III
An amendment to the Company’s charter to declassify the Board of Directors and provide for the annual election of all directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,142,377	532,316	28,127	5,767,921

The vote required to approve this proposal was the affirmative vote of the holders at least 80% of the outstanding shares of the Company’s voting common stock entitled to vote on the proposal.  Accordingly, this proposal was approved.

Proposal IV
An amendment to the Company’s charter to allow for removal of directors with or without cause by majority vote of the stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,113,924	527,298	61,598	5,767,921

The vote required to approve this proposal was the affirmative vote of the holders at least 80% of the outstanding shares of the Company’s voting common stock entitled to vote on the proposal. Accordingly, this proposal was approved.

Proposal V
An amendment to the Company’s charter to authorize amendment of the Company’s bylaws by majority vote of the stockholders, provided that a two-thirds vote (which is a reduced supermajority requirement) would be required to amend the bylaw provision regarding the calling of special meetings of stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,065,749	593,801	43,269	5,767,921

The vote required to approve this proposal was the affirmative vote of the holders of at least 80% of the outstanding shares of the Company’s voting common stock entitled to vote on the proposal. Accordingly, this proposal was approved.

Proposal VI
An amendment to the Company’s charter to remove all supermajority stockholder voting requirements to amend certain provisions of the Company’s charter:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,000,132	612,010	90,678	5,767,921

The vote required to approve this proposal was the affirmative vote of the holders of at least 80% of the outstanding shares of the Company’s voting common stock entitled to vote on the proposal. Accordingly, this proposal was approved.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits.

3.1	Articles of Amendment for Board Declassification Charter Amendment
3.2	Articles of Amendment for Director Removal Charter Amendment
3.3	Articles of Amendment for Bylaw Amendment Vote Requirement Reduction Charter Amendment
3.4	Articles of Amendment for Charter Amendment Vote Requirement Reduction Charter Amendment
3.5	Bylaw Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.

June 12, 2017	By:	/s/ John C. Grosvenor
John C. Grosvenor
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Amendment for Board Declassification Charter Amendment
3.2	Articles of Amendment for Director Removal Charter Amendment
3.3	Articles of Amendment for Bylaw Amendment Vote Requirement Reduction Charter Amendment
3.4	Articles of Amendment for Charter Amendment Vote Requirement Reduction Charter Amendment
3.5	Bylaw Amendment